POWER OF ATTORNEY


                  The undersigned hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) each a "Filing"), relating to

               (i) his beneficial ownership (direct or indirect) of any securities of Grupo Carso, S.A. de C.V., Grupo Financiero Inbursa, S.A. de C.V., Carso Global Telecom, S.A. de C.V., America Telecom, S.A. de C.V., U.S. Commercial Corp., S.A. de C.V. or America Movil, S.A. de C.V., each a sociedad anonima de capital variable organized under the laws of the United Mexican States (collectively, the "Companies"),

               (ii) his beneficial ownership (direct or indirect) of any
                    securities the undersigned may be deemed to beneficially own by reason of his beneficial ownership of securities of the Companies; and

               (iii) any securities beneficially owned by the undersigned other than through any of the Companies, which securities are required by applicable law to be aggregated in any Filing in which any of the Companies is a reporting person.

and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2005.

April 25, 2002

                                                          /s/ Carlos Slim Helu
                                                          ----------------------
                                                          Carlos Slim Helu

                                POWER OF ATTORNEY


                  The undersigned hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) each a "Filing"), relating to

               (iv) his beneficial ownership (direct or indirect) of any
                    securities of Grupo Carso, S.A. de C.V., Grupo Financiero Inbursa, S.A. de C.V., Carso Global Telecom, S.A. de C.V., America Telecom, S.A. de C.V., U.S. Commercial Corp., S.A. de C.V. or America Movil, S.A. de C.V., each a sociedad anonima de capital variable organized under the laws of the United Mexican States (collectively, the "Companies"),

               (v) his beneficial ownership (direct or indirect) of any securities the undersigned may be deemed to beneficially own by reason of his beneficial ownership of securities of the Companies; and

               (vi) any securities beneficially owned by the undersigned other than through any of the Companies, which securities are required by applicable law to be aggregated in any Filing in which any of the Companies is a reporting person.

and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2005.

April 25, 2002

                                                          /s/ Carlos Slim Domit
                                                          ----------------------
                                                          Carlos Slim Domit

                                POWER OF ATTORNEY


                  The undersigned hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) each a "Filing"), relating to

              (vii) his beneficial ownership (direct or indirect) of any securities of Grupo Carso, S.A. de C.V., Grupo Financiero Inbursa, S.A. de C.V., Carso Global Telecom, S.A. de C.V., America Telecom, S.A. de C.V., U.S. Commercial Corp., S.A. de C.V. or America Movil, S.A. de C.V., each a sociedad anonima de capital variable organized under the laws of the United Mexican States (collectively, the "Companies"),

             (viii) his beneficial ownership (direct or indirect) of any securities the undersigned may be deemed to beneficially own by reason of his beneficial ownership of securities of the Companies; and

              (ix) any securities beneficially owned by the undersigned other than through any of the Companies, which securities are required by applicable law to be aggregated in any Filing in which any of the Companies is a reporting person.

and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2005.

April 25, 2002

                                                    /s/ Marco Antonio Slim Domit
                                                    ----------------------------
                                                    Marco Antonio Slim Domit

                                POWER OF ATTORNEY


                  The undersigned hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) each a "Filing"), relating to

               (x) his beneficial ownership (direct or indirect) of any securities of Grupo Carso, S.A. de C.V., Grupo Financiero Inbursa, S.A. de C.V., Carso Global Telecom, S.A. de C.V., America Telecom, S.A. de C.V., U.S. Commercial Corp., S.A. de C.V. or America Movil, S.A. de C.V., each a sociedad anonima de capital variable organized under the laws of the United Mexican States (collectively, the "Companies"),

               (xi) his beneficial ownership (direct or indirect) of any
                    securities the undersigned may be deemed to beneficially own by reason of his beneficial ownership of securities of the Companies; and

              (xii) any securities beneficially owned by the undersigned other than through any of the Companies, which securities are required by applicable law to be aggregated in any Filing in which any of the Companies is a reporting person.

and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2005.

April 25, 2002

                                                          /s/ Patrick Slim Domit
                                                          ----------------------
                                                          Patrick Slim Domit

                                POWER OF ATTORNEY


                  The undersigned hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead and on her behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) each a "Filing"), relating to

             (xiii) her beneficial ownership (direct or indirect) of any securities of Grupo Carso, S.A. de C.V., Grupo Financiero Inbursa, S.A. de C.V., Carso Global Telecom, S.A. de C.V., America Telecom, S.A. de C.V., U.S. Commercial Corp., S.A. de C.V. or America Movil, S.A. de C.V., each a sociedad anonima de capital variable organized under the laws of the United Mexican States (collectively, the "Companies"),

              (xiv) her beneficial ownership (direct or indirect) of any securities the undersigned may be deemed to beneficially own by reason of her beneficial ownership of securities of the Companies; and

               (xv) any securities beneficially owned by the undersigned other than through any of the Companies, which securities are required by applicable law to be aggregated in any Filing in which any of the Companies is a reporting person.

and to file on her behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2005.

April 25, 2002

                                                   /s/ Maria Soumaya Slim Domit
                                                   -----------------------------
                                                   Maria Soumaya Slim Domit

                                POWER OF ATTORNEY


                  The undersigned hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead and on her behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) each a "Filing"), relating to

              (xvi) her beneficial ownership (direct or indirect) of any securities of Grupo Carso, S.A. de C.V., Grupo Financiero Inbursa, S.A. de C.V., Carso Global Telecom, S.A. de C.V., America Telecom, S.A. de C.V., U.S. Commercial Corp., S.A. de C.V. or America Movil, S.A. de C.V., each a sociedad anonima de capital variable organized under the laws of the United Mexican States (collectively, the "Companies"),

             (xvii) her beneficial ownership (direct or indirect) of any securities the undersigned may be deemed to beneficially own by reason of her beneficial ownership of securities of the Companies; and

            (xviii) any securities beneficially owned by the undersigned other than through any of the Companies, which securities are required by applicable law to be aggregated in any Filing in which any of the Companies is a reporting person.

and to file on her behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2005.

April 25, 2002

                                                   /s/ Vanessa Paola Slim Domit
                                                   -----------------------------
                                                   Vanessa Paola Slim Domit

                                POWER OF ATTORNEY


                  The undersigned hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead and on her behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) each a "Filing"), relating to

              (xix) her beneficial ownership (direct or indirect) of any securities of Grupo Carso, S.A. de C.V., Grupo Financiero Imbursa, S.A. de C.V., Carso Global Telecom, S.A. de C.V., America Telecom, S.A. de C.V., U.S. Commercial Corp., S.A. de C.V. or America Movil, S.A. de C.V., each a sociedad anonima de capital variable organized under the laws of the United Mexican States (collectively, the "Companies").

               (xx) her beneficial ownership (direct or indirect) of any
                    securities the undersigned may be deemed to beneficially own by reason of her beneficial ownership of securities of the Companies; and

              (xxi) any securities beneficially owned by the undersigned other than through any of the Companies, which securities are required by applicable law to be aggregated in any Filing in which any of the Companies is a reporting person.

and to file on her behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as she might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2005.

April 25, 2002

                                                 /s/ Johanna Monique Slim Domit
                                                 -------------------------------
                                                 Johanna Monique Slim Domit

                                POWER OF ATTORNEY


                  The undersigned, an authorized officer of Grupo Financiero Inbursa, S.A. de C.V. (the "Company"), hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as the Company's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Company and in the Company's name, place and stead and on the Company's behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to the Company's beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Company's behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2005.

April 25, 2002

                                                     GRUPO FINANCIERO
                                                     INBURSA, S.A. de C.V.



                                                     /s/ Raul Zepeda
                                                     -----------------------
                                                     By:  Raul Zepeda
                                                     Title:  Attorney-in-Fact

                                POWER OF ATTORNEY


                  The undersigned, an authorized officer of Carso Global Telecom, S.A. de C.V. (the "Company"), hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as the Company's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Company and in the Company's name, place and stead and on the Company's behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to the Company's beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Company's behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

February 4, 2004

                                              CARSO GLOBAL TELECOM, S.A. de C.V.



                                              /s/ Armando Ibanez Vazquez
                                              --------------------------------
                                              By:  Armando Ibanez Vazquez
                                              Title:  Chief Financial and
                                                      Administrative Officer

                                POWER OF ATTORNEY


                  The undersigned, a duly authorized attorney-in-fact of Grupo Carso, S.A. de C.V. (the "Company"), hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as the Company's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Company and in the Company's name, place and stead and on the Company's behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to the Company's beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Company's behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

February 9, 2004

                                           GRUPO CARSO, S.A. de C.V.



                                           /s/ Jose Humberto Gutierrez
                                               Olvera Zubizaretta
                                          -------------------------------------
                                           By:  Jose Humberto Gutierrez
                                                 Olvera Zubizaretta
                                           Title:  Attorney-in-Fact







                                           /s/ Quintin Humberto Botas Hernandez
                                          -------------------------------------
                                           By:  Quintin Humberto Botas Hernandez
                                           Title:  Attorney-in-Fact

                                POWER OF ATTORNEY


                  The undersigned, a duly authorized attorney-in-fact of Banco Inbursa, S.A. Institucion de Banca Multiple, Grupo Financiero Inbursa as Trustee of Trust F0008 (the "Trust"), hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Trust and in the Trust's name, place and stead and on the Trust's behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Scheduel 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to the Trust's beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Trust's behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Trust might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

February 4, 2004

                       BANCO INBURSA S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA, DIVISION FIDUCIARIA, AS TRUSTEE OF TRUST NO. F/0008
                       /s/ Raul Humberto Zepeda Ruiz
                       ---------------------------------------------------------
                       By:  Raul Humberto Zepeda Ruiz
                       Title:  Attorney-in-Fact

                                POWER OF ATTORNEY


                  The undersigned, Banco Inbursa, S.A. Institucion de Banca Multiple, Grupo Financiero Inbursa as Truste of Trust F0395 (the "Trust"), hereby constitues and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as the Trust's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Trust and in the Trust's name, place and stead and on the Trust's behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to the Trust's beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Trust's behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Trust might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

February 4, 2004

                        BANCO INBURSA S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA, DIVISION FIDUCIARIA, AS TRUSTEE OF TRUST NO. F/0395
                        /s/ Raul Humberto Zepeda Ruiz
                        --------------------------------------------------------
                        By:  Raul Humberto Zepeda Ruiz
                        Title:  Attorney-in-Fact

                                POWER OF ATTORNEY


                  The undersigned, a duly authorized attorney-in-fact of Fundacion Telmex, A.C. (the "Company"), hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as the Company's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Company and in the Company's name, place and stead and on the Company's behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to the Company's beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Company's behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

February 4, 2004

                                                       FUNDACION TELMEX, A.C.
                                                       /s/ Adolfo Cerezo
                                                       ------------------------
                                                       By:  Adolfo Cerezo
                                                       Title:  Attorney-in-Fact

                                POWER OF ATTORNEY


                  The undersigned, a duly authorized attorney-in-fact of Asociacion Carso, A.C. (the "Company"), hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as the Company's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Company and in the Company's name, place and stead and on the Company's behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to the Company's beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Company's behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

February 4, 2004

                                               ASOCIACION CARSO, A.C.
                                               By:   /s/ Armando Ibanez Vazquez
                                                     ---------------------------
                                               Name:  Armando Ibanez Vazquez
                                               Title:  Attorney-in-Fact